UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 24, 2007
JOHN B. SANFILIPPO & SON, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19681	36-2419677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1703 North Randall Road, Elgin, Illinois 60123-7820
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (847) 289-1800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Sanfilippo Value Added Plan

John B. Sanfilippo & Son, Inc. (the “Registrant”) submits the following information:
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On Wednesday, October 24, 2007, management approved the written plan document for the Sanfilippo Value Added Bonus Plan (the “SVA Plan”), which was previously approved by the Board of Directors (the “Board”) on September 7, 2007, with a directive that the independent consultants of the Registrant’s Compensation, Nominating and Corporate Governance Committee (the “CNG Committee”) prepare a written plan document to govern the SVA Plan for the CNG Committee’s final review and approval. On October 12, 2007, the CNG Committee reviewed the SVA Plan prepared by the CNG Committee’s independent consultants and suggested minor changes to the SVA Plan. Thereafter, the CNG Committee delegated to management the task of ensuring that the revised written SVA Plan prepared by the CNG Committee’s independent consultants addressed the CNG Committee’s comments expressed at the October 12, 2007, CNG Committee meeting.
The following is a summary of the material terms of the SVA Plan and is qualified in its entirety by reference to the full terms of the SVA Plan, which is filed herewith as Exhibit 10.1.
1.	Purpose. The purpose of the SVA Plan is to more closely link incentive cash compensation to the creation of shareholder value. The SVA Plan is intended to foster a culture of performance and ownership, promote employee accountability, and establish a framework of manageable risks imposed by variable pay. The SVA Plan is also intended to reward long-term, continuing improvements in shareholder value with an opportunity to participate in a portion of the wealth created.

2.	Eligibility. An employee of the Registrant, individually or as part of a group, is selected by the CNG Committee to be eligible to participate in the SVA Plan. For fiscal 2008, the CNG Committee has determined that all of the Registrant’s named executive officers and executive officers are eligible to participate in the SVA Plan.

3.	Administration. The CNG Committee will administer the SVA Plan. The CNG Committee has the full and exclusive discretionary power to (i) interpret the SVA Plan; (ii) determine those employees of the Registrant who are eligible to participate in the SVA Plan; and (iii) adopt such rules, regulations, and guidelines (including the establishment of performance criteria), for administering the SVA Plan as the CNG Committee may deem necessary or proper.

4.	Adjustments to Payments. Subject to final approval of the CNG Committee, individual SVA Plan participant payments may be subject to change by recommendation of the participant’s manager and senior management team, with consideration given to the individual’s successful job performance. The Registrant retains the right to declare forfeited any payment amounts determined under the SVA Plan for any SVA Plan participant who violates any of the Registrant’s policies.

5.	Determination of SVA Targets. At the beginning of each applicable year of the SVA Plan, the CNG Committee will make the following determinations: (i) the CNG Committee will determine the Registrant’s annual SVA as of the end of the preceding plan year; (ii) the CNG Committee will determine or approve performance target bonus percentages for each SVA Plan participant and the Registrant’s cost of capital for the applicable plan year; and (iii) the CNG Committee will establish the target SVA improvement and the bonus interval for the applicable plan year, which standards may be set by the CNG Committee for one or more plan years.

6.	End of SVA Plan Year Determinations. As of the end of each applicable plan year, the following determinations shall be made by the CNG Committee: (i) the CNG Committee shall determine the Registrant’s annual SVA as of the end of the plan year and the resulting actual improvement and (ii) the CNG Committee shall determine, or approve the determination of, the declared bonus multiple for such plan year.

7.	Determination of Bonus Paid. Each SVA Plan participant shall be credited with a bonus, if any, according to the following: (i) the actual improvement in SVA for a plan year shall be determined by subtracting the SVA for the immediately preceding plan year from the SVA for the plan year; (ii) if the actual improvement exceeds the target SVA improvement, the amount of that excess shall be the “Excess Improvement”; (iii) if the target SVA improvement exceeds the actual improvement, the amount of that excess shall be the “Shortfall”; (iv) the declared bonus multiple shall be determined by comparing the Excess Improvement or Shortfall to the target SVA improvement and bonus interval, according to the terms of the SVA Plan; and (v) the bonus declared for each SVA Plan participant shall equal the participant’s performance target bonus, multiplied by the declared bonus multiple, with such amount being credited to the SVA Plan participant’s bonus bank.

8.	Bonus Bank. Each SVA Plan participant shall have a bonus bank to which the bonus declared shall be credited. For each applicable plan year the bonus bank shall be increased by the amount of any positive bonus declared or decreased by the amount of any negative bonus declared.

9.	Payment of Bonus Paid. After the end of each applicable plan year, after first crediting the SVA Plan participant’s bonus bank with the SVA Plan participant’s bonus declared (which may be positive or negative), the Registrant shall pay each participant a bonus paid equal to the sum of (i) the SVA Plan participant’s bonus declared, if positive (but not exceeding 120% of the performance target bonus), plus (ii) one-third (1/3) of the SVA Plan participant’s remaining bonus bank balance as of the payment date (after reducing for (i)); provided that the bonus paid may not exceed the SVA Plan participant’s bonus bank. If the amount in a SVA Plan participant’s bonus bank prior to determining the bonus paid is less than the SVA Plan participant’s bonus declared, the entire amount of the SVA Plan participant’s bonus bank shall be paid. No bonus paid shall be payable to a SVA Plan participant unless and until the SVA Plan participant has a positive balance in his or her bonus bank as of an applicable payment date.

10.	Administrative Guidelines. Pursuant to the administrative guidelines adopted by the CNG Committee for fiscal 2008, the CNG Committee has determined the SVA Plan participants’ target bonus percentages and the metrics pursuant to which bonus calculations for fiscal 2008 will be made. According to the Administrative Guidelines adopted for fiscal 2008, 20% of any payment awarded to Jeffrey T. Sanfilippo, Jasper B. Sanfilippo, Jr., Michael J. Valentine and James A. Valentine pursuant to the SVA Plan will be discretionary (upward or downward) based upon the individual performance of the aforementioned individuals.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits
     The exhibits furnished herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.
October 30, 2007	By:	/s/ Michael J. Valentine
Michael J. Valentine
Chief Financial Officer and Group President

EXHIBIT INDEX

Exhibits	Description

10.1	Sanfilippo Value Added Plan